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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report: (Date of earliest event reported): April 28, 2005


                                Rock-Tenn Company
               (Exact name of registrant as specified in charter)


            Georgia                  0-23340                  62-0342590
  (State or Other Jurisdiction     (Commission              (IRS Employer
        of Incorporation)          File Number)           Identification No.)



          504 Thrasher Street, Norcross, Georgia           30071
         (Address of principal executive offices)        (Zip Code)


                                 (770) 448-2193
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition

On April 28, 2005, Rock-Tenn Company ("Rock-Tenn") issued a press release announcing that Rock-Tenn and Gulf States Paper Corporation ("Gulf States") have entered into an agreement pursuant to which Rock-Tenn will acquire the assets of Gulf States' Pulp and Paperboard and Paperboard Packaging business ("GSPP"). The press release included historical financial information and pro forma financial information regarding GSPP.

The press release announced that Rock-Tenn would discuss the details of the transaction during its conference call on Thursday, April 28, 2005, at 11:00 a.m. ET (the "Conference Call").

A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated herein.

The press release announced that the Conference Call would be webcast and could be accessed, along with a copy of the press release and other relevant financial and statistical information related to the transaction, on Rock-Tenn's website at www.rocktenn.com.


Item 9.01. Financial Statements and Exhibits.

     (c)   Exhibits

           99.1    Press Release (furnished pursuant to Item 2.02)





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ROCK-TENN COMPANY
                                                      (Registrant)




Date: April 28, 2005                       By: /s/ Steven C. Voorhees
                                               ---------------------------------
                                               Steven C. Voorhees
                                               Executive Vice-President and
                                               Chief Financial Officer
                                               (Principal Financial Officer,
                                               Principal Accounting Officer and
                                               duly authorized officer)




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                                INDEX TO EXHIBITS


Exhibit Number and Description
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99.1     Press Release (furnished pursuant to Item 2.02)